SALE AND INSTALLATION AGREEMENT

This Agreement made this ____day of June 1999, by and between Quest Net Corp., 2999 NE 191st Street, Penthouse 8, Aventura, Florida 33180, a Florida corporation ("Quest") Quest Wireless, Inc. 2999 NE 191st Street, Penthouse 8, Aventura, Florida 33180, a Florida corporation ("Quest Wireless") and Wireless Inc., 19 Davis Drive, Belmount California 94002, a California Corporation ("Wireless").


                               W I T N E S E T H:

                                    RECITALS

         WHEREAS, Quest Wireless wishes to purchase and Wireless wishes to sell the equipment and services as set forth in the Purchase Order and schedules attached hereto as Exhibit A and incorporated herein (the "Purchase Order");

         WHEREAS, Quest Wireless is the wholly owned subsidiary of Quest;

         WHEREAS, Quest, as Quest Wireless' parent corporation, wishes to guarantee the payment obligations of Quest Wireless to Wireless pursuant to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties hereto agree as follows:


1. PURCHASE AND SALE. Quest Wireless agrees to purchase and Wireless by its acceptance of this Agreement agrees to sell, on the following terms and conditions, the equipment (the "Equipment"), and services set forth and more fully described in the Purchase Order (the "Project").

2. TERMS AND PAYMENT. The terms and payment for the Project are fully set forth in the Purchase Order.

3. TITLE. Title to the equipment shall pass to Quest Wireless upon completion of the installation of the Equipment by Wireless.

4. SECURITY INTEREST. Wireless reserves a purchase money security interest in the Equipment in the amount of its purchase price. These interests will be satisfied by payment in full of the purchase price.

5. RISK OF LOSS. During the period the Equipment is in transit or in the possession of Wireless, up to and including the date of installation Wireless and its insurers, if any, relieve Quest Wireless of responsibility for all risks of loss or damage to the Equipment. After the date of installation, the risk of loss or damage shall be on Quest Wireless.

6. DELIVERY AND INSTALLATION. Delivery and installation of the Equipment will be made in accordance with the delivery and installation schedule set forth in the Purchase Order, subject to the following conditions beyond Wireless' control. Wireless shall not be liable for any failure to deliver or install if such failure has been occasioned by fire, embargo, strike, failure to secure materials from a usual source of supply, or any circumstance beyond Wireless' control which shall prevent Wireless from making deliveries or installations in the normal course of its business. Wireless shall not, however, be relieved from making delivery and installation when the causes interfering with deliveries and installations shall have been removed.

7. WARRANTY.

         (a) Equipment purchased pursuant to this Agreement will be in new condition with original manufacturer's warranties. The Equipment will meet published performance specifications, including but not limited to range, signal, strength, and performance under weather conditions.

         (b) For one year commencing on the date of installation Wireless warrants that the Equipment to be free from defects in material and workmanship. Wireless' obligation is limited to furnishing on an exchange basis replacements for Equipment, which has been promptly reported by Quest Wireless as having been defective and are so found by Wireless upon inspection. All replacement Equipment will be new or equivalent to new in performance when installed. All replaced Equipment will become the property of Wireless on an exchange basis.

         (c) The above warranties will not apply to repair of damage caused by: accident, transportation, neglect or misuse; alterations installation or any other modification or maintenance related activities, whenever any of the above are performed by other than Wireless representatives.

8. SOFTWARE AND HARDWARE UPGRADES. Wireless will provide, for a period of five years, software upgrades at no cost for the WaveNet IP 2458. Hardware upgrades will be provided at the most favorable customer pricing available at that time. In the event that Wireless "manufacture discontinues" WaveNet 2458 or no longer provides customer service, or product support such, Quest shall be granted licenses to continue support and deployment. In this event the reasonable cost of transferring licenses and supporting documentation will be borne by Quest.

9. GUARANTEE OF PAYMENT. Quest Net Corp., by execution of this Agreement, agrees to guaranty all payments required to be made by Quest Wireless pursuant to this Agreement and the Purchase Order. Quest agrees that, if the Quest Wireless should at any time make a general assignment, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of Quest Wireless any and all of Quest's obligations shall, at Wireless' option, become due and payable without notice.

10. RELATIONSHIP OF PARTIES. Except as set forth herein, Wireless shall have no right or authority to create any obligation on the part of Quest or Quest Wireless or bind Quest or Quest Wireless to any agreement.

11. SOLICITATION OF COMPETITORS. During the term of this Agreement and for a period of one year thereafter, Wireless, directly or indirectly, will not seek to sell to any competitor of Quest Wireless, equipment or services the same as or similar to the Equipment and services provided to Quest Wireless pursuant to this Agreement, for installation within a 30 mile radius from the installations contemplated by this Agreement.

12. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be delivered by U.S. Certified Mail, return receipt requested, or by special messenger service with receipt (such as Federal Express), by facsimile delivery or by hand, to the parties at the addresses set forth above or to such other address as either of them, by notice to the other, may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person, facsimile delivery or by mailing.

13. GOVERNING LAW, VENUE, AND ARBITRATION. This Agreement shall be deemed to be executed in the State of Florida and governed by the laws of the State of Florida. Any controversy or claim arising out of or relating to this Agreement or to the interpretation, breach or enforcement thereof, except a claim for injunctive relief, shall be submitted to an arbitrator and settled by arbitration in Miami Florida, in accordance with the rules then obtaining of the American Arbitration Association. Any award made by the arbitrator shall be final, binding, and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof. Nothing contained herein shall serve to prohibit the parties from seeking injunctive relief in a court of competent jurisdiction.

14. SEVERABILITY CLAUSE. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

15. SUCCESSORS. Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

16. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

17. WAIVER AND AMENDMENT. The waiver by any party to this Agreement of a breach of any provision hereof by any other party shall not be construed as a waiver of any subsequent breach by any party. No provision of this Agreement may be terminated, amended, supplemented, waived or modified other than by an instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplement, waiver or modification is sought.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

19. ATTORNEY FEES AND COSTS. In the event any action is commenced, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses.

20. FURTHER ASSURANCES. The Parties hereto agree to execute and deliver from time to time at the other Party's request, without further consideration, such additional documents and to take such other action necessary to consummate the transactions contemplated herein.

21. ASSIGNMENT. This Agreement may not be assigned by either party without the other party's prior written consent, which shall not be unreasonably withheld.

22. TIME IS OF THE ESSENCE. The Parties hereto acknowledge and agree that time is of the essence in the performance of any obligations contained herein.

23. CONTINGENCIES. The Agreement shall be subject to the contingencies contained in the Purchase Order.

24. ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, constitute the entire agreement between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.

     In the presence of:
                                        Quest Wireless, Inc.

     _______________________

     _______________________            BY:_____________________________________
                                            Camilo Pereira, President


                                        Quest Net Corp.
     _______________________

     _______________________            BY:_____________________________________
                                            Camilo Periera, President


                                        Wireless, Inc.


     _______________________            BY:_____________________________________
                                            William E. Gibson, Chief Executive
                                            Officer & President

     _______________________

WIRELESS, INC.(LOGO)



                           QUEST NET AND WIRELESS INC.
                                EXECUTIVE SUMMARY


Our Proposal recognizes the need for a cost effective, total system solution which provides leading-edge products, timely delivery and installation, high reliability and performance.

Our document includes a backbone of the 6 GHz OC3 radios, protected 1X1. These radios will provide an OC 3 from South Miami to West Palm Beach. We have set engineering criteria of 99.999% reliability. All transmission products used in the backbone are FCC approved and can be licensed under 6 GHz frequencies. Our OC3 design is upgrade able to multiple OC 3's, giving Quest Net a path to the future, expandable to cover all of Florida.

We have also used an ATM switch platform at each city to connect to the Ethernet Wavenet IP centrals and to N2 links to supply extra sites for additional Distribution.

Each target city has optioned a 4 sector Wavenet IP Central build, (upgrade able to 12 sectors per city). N2 Radios shall be used to connect the backbone site to other central sites, each supporting a four central cluster. The Wavenet IP is a point to multipoint Access router, which is used as the final wireless mile solution to access your customers and bring them on to the network. Initially each city shall be able to offer approximately 250 customers, High-Speed sub T1 service, as well as the option to add point to point N2 links for dedicated high capacity connectivity.

These Four elements, wireless OC3 the backbone, ATM switches, N2 links and the Wavenet IP point multipoint wireless final mile solution provides Quest Net the basis of a build out for the South Miami to West Palm Beach system.

Wireless Inc. proposes to engineer, furnish, and install the system in the target cities that Quest Net has desired, in an expedient fashion partnering in Quest Net's pursuit of success.

Wireless Inc. is pleased to be a part of this effort and is committed to its success. Our submission of the basic design is contained within. We plan to meet with you on Friday June 4th to finalize our agreement and begin the process.

In summary Wireless Inc is offering the most technologically advanced products proven global experience and commitment for success to Quest Net. I look forward to our June 4th meeting.

Sincerely,

Shahin Sadri.

                                 QUESTNET SITES



I. 6 GHz OC3 Backbone Radio Sites

                                                                                                          Backbone
                                                        Centerlines   Tower                                Site              ATM
#  Site Name             Latitude    Longitude   ASL   Main    Div     Ht      City               State    Type     WDSL    Switch


1   QuestNet             25 57.134    80 08.6                   -30             North Miami       FL      End      4 Sector   Yes
2   NW 23rd Ave          26 08.6      80 10.3     280           -30       265   Ft. Lauderdale    FL      B-to-B   4 Sector   Yes
3   501 E. Camino Real   26 20.4      80 04.69    305           -30       300   Boca Raton        FL      B-to-B   4 Sector   Yes
4   Trump Plaza          26 42.5      80 03.06    378           -30       368   West Palm Beach   FL       End     4 Sector   Yes


II. N2X & Additional WDSL POP Sites

                                                                                                          Backbone
                                                        Centerlines   Tower                                Site              ATM
#  Site Name             Latitude    Longitude   ASL   Main    Div     Ht      City               State    Type     WDSL    Switch

1   2nd Miami            TBD          TBD         TBD  TBD      NA        TBD   Miami             FL      NA       4 Sector   No
2   3rd Miami            TBD          TBD         TBD  TBD      NA        TBD   Miami             FL      NA       4 Sector   No
3   2nd Ft. Lauderdale   TBD          TBD         TBD  TBD      NA        TBD   Ft. Lauderdale    FL      NA       4 Sector   No
4   3rd Ft. Lauderdale   TBD          TBD         TBD  TBD      NA        TBD   Ft. Lauderdale    FL      NA       4 Sector   No
5   2nd Boca             TBD          TBD         TBD  TBD      NA        TBD   Boca Raton area   FL      NA       4 Sector   No
6   3rd Boca             TBD          TBD         TBD  TBD      NA        TBD   Boca Raton Area   FL      NA       4 Sector   No
7   2nd West Palm        TBD          TBD         TBD  TBD      NA        TBD   West Palm area    FL      NA       4 Sector   No
8   3rd West Palm        TBD          TBD         TBD  TBD      NA        TBD   West Palm area    FL      NA       4 Sector   No


                                  QUSTNET PATHS


I.  6 GHz OC3 Radios

                                                                       Frequency (MHz)
    #      From                To         Distance (M)    Product       Go     Return    Channel
    1  QuestNet          FT Lauderdale       13.33      MDR-43U6s-D    6 GHz    6 GHz    30 MHz
    2  FT Lauderdale     Boca Raton          14.82      MDR-43U6s-D    6 GHz    6 GHz    30 MHz
    3  Boca Raton        West Palm Beach     25.7       MDR-43U6s-D    6 GHz    6 GHz    30 MHz
                                             53.85


II. N2X Spur Routes

                                                                       Frequency (MHz)
    #      From                To         Distance (M)    Product       Go     Return    Channel
    1  QuestNet          2nd Miami Site       TBD          N2X          NII      NII      16 MHz
    2  QuestNet          3rd Miami Site       TBD          N2X          NII      NII      16 MHz
    3  Ft Lauderdale     2nd Ft. L Site       TBD          N2X          NII      NII      16 MHz
    4  Ft Lauderdale     3rd Ft. L Site       TBD          N2X          NII      NII      16 MHz
    5  Boca Raton        2nd Boca Site        TBD          N2X          NII      NII      16 MHz
    6  Boca Raton        3rd Boca Site        TBD          N2X          NII      NII      16 MHz
    7  West Palm Beach   2nd W Palm Site      TBD          N2X          NII      NII      16 MHz
    8  West Palm Beach   3rd W Palm Site      TBD          N2X          NII      NII      16 MHz

                                QUESTNET PRICES


Part I Equipment

                            6 GHz          WDSL*          WDSL*             ATM
                          Backbone          Hub          Remote           Network
   #   City               Equipment      Equipment      Equipment        Equipment
   1   Miami            "Confidential Portion Deleted"
   2   Ft. Lauderdale   "Confidential Portion Deleted"
   3   Boca raton       "Confidential Portion Deleted"
   4   West Palm        "Confidential Portion Deleted"
                        "Confidential Portion Deleted"


Part II Installation

                            6 GHz          WDSL            ATM
                          Backbone          Hub          Network
   #   City               Equipment      Equipment      Equipment
   1   Miami            "Confidential Portion Deleted"
   2   Ft. Lauderdale   "Confidential Portion Deleted"
   3   Boca raton       "Confidential Portion Deleted"
   4   West Palm        "Confidential Portion Deleted"
                        "Confidential Portion Deleted"                                "Confidential Portion Deleted"

Part III Site Surveys, Frequency Coordination & FCC licensing                         "Confidential Portion Deleted"

Part IV System Engineering                                                            "Confidential Portion Deleted"

Part V TSM 2500 Backbone Network Management System                                    "Confidential Portion Deleted"

                                                                                      "Confidential Portion Deleted"

*(Prices Reflect a minimum commitment of 1000 Remotes)

I. Microwave Backbone Equipment

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price

   1       1        6 GHz, 1+1, MHSE                         Alcatel         MDR-43U6e-D       "Confidential Portion Deleted"
   2       4        24" Flex Waveguide                      Cablewave          400014          "Confidential Portion Deleted"
   3       1        6 GHz 8' Dish Main                      Cablewave          304253          "Confidential Portion Deleted"
   4       1        8' Conical Radome                       Cablewave        310772-001        "Confidential Portion Deleted"
   5       0        6 GHz 6' Dish Diversity                 Cablewave          304252          "Confidential Portion Deleted"
   6       0        6' Conical Radome                       Cablewave        310771-001        "Confidential Portion Deleted"
   7       1        Adjustable Sway Bar                     Cablewave          311211          "Confidential Portion Deleted"
   7      300       Main Elliptical WG                      Cablewave        810265-002        "Confidential Portion Deleted"
   8       0        Diversity Elliptical WG                 Cablewave        819265-002        "Confidential Portion Deleted"
   9       2        Waveguide Connector                     Cablewave        399269-101        "Confidential Portion Deleted"
  10       1        Hoisting Grip/GEP-65                    Cablewave          910311          "Confidential Portion Deleted"
  11       6        Universal Grounding Kit                 Cablewave        921182-003        "Confidential Portion Deleted"
  12       11       Waveguide Hanger Kit                    Cablewave        920981-003        "Confidential Portion Deleted"
  13       22       Angle Member Kit                        Cablewave          915255          "Confidential Portion Deleted"
  14       1        4" Wall Roof Feed Thru                  Cablewave          920831          "Confidential Portion Deleted"
  15       1        4" Cushion Entry Boot                   Cablewave          915663          "Confidential Portion Deleted"
  16       1        WR-137 Press Window                     Cablewave          400108          "Confidential Portion Deleted"
  17       1        Air Press Dist Kit, 4 Port              Cablewave          920204          "Confidential Portion Deleted"
  18       1        Threaded Rod Kit                        Cablewave          915666          "Confidential Portion Deleted"
  19       3        Hanger Hardware Kit                     Cablewave           WBG            "Confidential Portion Deleted"
  20       1        Automatic Dehydrator                    Cablewave          920635          "Confidential Portion Deleted"
  21       1        Power Supply Shelf                         PCP             PS-19H          "Confidential Portion Deleted"
  22       2        Switchmode Rectfier                        PCP            MOD4812P         "Confidential Portion Deleted"
  23       1        Minl Load Center                           PCP           MDM48-40-1        "Confidential Portion Deleted"
  24       1        19" Battery Tray                           PCP          0000910447AB       "Confidential Portion Deleted"
  25       1        Power Battery                              PCP            4-PRC1235        "Confidential Portion Deleted"
  26       1        PS Mounting Rail                           PCP                             "Confidential Portion Deleted"
  27       1        PS Mounted & Tested                        PCP                             "Confidential Portion Deleted"
  28       1        Tower Structure for 6' Dish & Install      TBD                             "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"

II. Wirelese DSL Six Sector Hub Equipment (Par City)

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price
   1      12        WaveNet 2458 IP Central Router          Wireless          TA109200          "Confidential Portion Deleted"
   2      12        Data Power Cables (100 Meter)           Wireless          AC100003
   3      24        6' coax cable W/N-Type connectors       Wireless          AC100008
   4      12        2.4/5.8 GHz Central 60 deg Panel       Radiowaves           TBD             "Confidential Portion Deleted"
   5      12        Combined Lightning Arrestors            Wireless          AC100024          "Confidential Portion Deleted"
   6      12        +/-48 VDC Voltage Limiter               Wireless          AC100007             NC
   7       2        N2X NII Distribution Hop w/Ant          Wireless            TBD             "Confidential Portion Deleted"
                                                                                                "Confidential Portion Deleted"

III. Wireless DSL Remote Equipment (Per City)

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price

   1     250        WaveNet 2458 IP Remote Router           Wireless         TA109205          "Confidential Portion Deleted"
   2     250        Data Power Cables (25 Meter)            Wireless         AC100001          "Confidential Portion Deleted"
   3     500        6' coax cable w/N-Type connectors       Wireless         AC100008          "Confidential Portion Deleted"
   4     250        Ant, 2.4/5.8, 14/22 dbi 1' dish        Radiowaves        AC100020          "Confidential Portion Deleted"
   5     250        115 VAC 60Hz Transformer                Wireless         AC100004          "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"

IV. ATM Local Access Networking Equipment

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price
   1       0        Omni 5WX Chasis                         Xylan           Omni-5WX-48V       "Confidential Portion Deleted"
   2       0        Management Processor Module             Xylan           MPM-1GW-32MB       "Confidential Portion Deleted"
   3       0        -48 VDC Redundant Power Supply          Xylan           OMNI-PS6 -DC260P   "Confidential Portion Deleted"
   4       0        Frame Cell Switching Module             Xylan         FCSM-IW-4C-CSM-3.4   "Confidential Portion Deleted"
   5       0        Universal Cell Switching Module         Xylan              CSM-UW          "Confidential Portion Deleted"
   6       0        2 Port OC3 NNI Port                     Xylan           CSM-AB-155FM-2     "Confidential Portion Deleted"
   7       0        High Density Ethernet Module (12)       Xylan          ESM-100C-12W-2C     "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"

                            Back-to-Back Site Prices


I. Microwave Backbone Equipment

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1       2   6 GHz, 1+1 Space Div                 Alcatel     MDR-43U6e-D      "Confidential Portion Deleted"
     2       8   24" Flex Waveguide                  Cablewave      400014         "Confidential Portion Deleted"
     3       2   6 GHz 8' Dish Main                  Cablewave      304253         "Confidential Portion Deleted"
     4       2   8' Conical Radome                   Cablewave    310772-001       "Confidential Portion Deleted"
     5       1   6 GHz 6' Dish Diversity             Cablewave      304252         "Confidential Portion Deleted"
     6       1   6' Conical Radome                   Cablewave    310771-001       "Confidential Portion Deleted"
     7       3   Adjustable Sway Bar                 Cablewave      311211         "Confidential Portion Deleted"
     7     600   Main Elliptical WG                  Cablewave    810265-002       "Confidential Portion Deleted"
     8     540   Diversity Elliptical WG             Cablewave    810265-002       "Confidential Portion Deleted"
     9       8   Waveguide Connector                 Cablewave    399269-101       "Confidential Portion Deleted"
    10       4   Hoisting Grip/GEP-65                Cablewave      910311         "Confidential Portion Deleted"
    11      12   Universal Grounding Kit             Cablewave    921182-003       "Confidential Portion Deleted"
    12      22   Waveguide Hanger Kit                Cablewave    920981-003       "Confidential Portion Deleted"
    13      44   Angle Member Kit                    Cablewave      915255         "Confidential Portion Deleted"
    14       4   4" Wall Roof Feed Thru              Cablewave      920831         "Confidential Portion Deleted"
    15       4   4" Cushion Entry Boot               Cablewave      915663         "Confidential Portion Deleted"
    16       4   WR-137 Press Window                 Cablewave      400108         "Confidential Portion Deleted"
    17       2   Air Press Dist Kit, 4 Port          Cablewave      920204         "Confidential Portion Deleted"
    18       2   Threaded Rod Kit                    Cablewave      915666         "Confidential Portion Deleted"
    19       3   Hanger Hardware Kit                 Cablewave        WBG          "Confidential Portion Deleted"
    20       2   Automatic Dehydrator                Cablewave      920635         "Confidential Portion Deleted"
    21       2   Power Supply Shelf                     PCP         PS-19H         "Confidential Portion Deleted"
    22       4   Switchmode Rectifier                   PCP        MOD4812P        "Confidential Portion Deleted"
    23       2   Mini Load Center                       PCP       MDM48-40-1       "Confidential Portion Deleted"
    24       2   19" Battery Tray                       PCP       0000910447AB     "Confidential Portion Deleted"
    25       2   Power Battery                          PCP       4-PRC1235        "Confidential Portion Deleted"
    26       2   PS Mounting Rail                       PCP                        "Confidential Portion Deleted"
    27       2   PS Mounted & Tested                    PCP                        "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

II. Wireless DSL Six Sector Hub Equipment (Per City)

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1      12   WaveNet 2458 IP Central Router       Wireless    TA109200         "Confidential Portion Deleted"
     2      12   Data Power Cables (100 Meter)        Wireless    AC100003
     3      24   6' coax cable w/N-Type connectors    Wireless    AC100008
     4      12   2.4/5.8 GHz Central 60 deg Panel    Radiowaves     TBD            "Confidential Portion Deleted"
     5      12   Combined Lightning Arrestors         Wireless    AC100024         "Confidential Portion Deleted"
     6      12   ->/- 48 VDC Voltage Limiter          Wireless    AC100007             NC
     7       2   N2X NII Distribution Hop w/Ant       Wireless      TBD            "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

III. Wireless DSL Remote Equipment (Per City)

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1     250   WaveNet 2458 IP Remote Router        Wireless    TA109205        "Confidential Portion Deleted"
     2     250   Data Power Cables (25 Meter)         Wireless    AC100001        "Confidential Portion Deleted"
     3     500   6' coax cable w/N-Type connectors    Wireless    AC100008        "Confidential Portion Deleted"
     4     250   Ant. 2.4/5.8, 14/22 dbi 1' dish     Radiowaves   AC100020        "Confidential Portion Deleted"
     5     250   115 VAC 60Hz Transformer             Wireless    AC100004        "Confidential Portion Deleted"
                                                                                  "Confidential Portion Deleted"

IV. ATM Local Access Networking Equipment

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1       1   Omni 5WX Chasis                       Xylan      Omni-5WX-48V     "Confidential Portion Deleted"
     2       1   Management Processor Module           Xylan      MPM-1GW-32MB     "Confidential Portion Deleted"
     3       1   -48 VDC Redundant Power Supply        Xylan      OMNI-PS5-DC250P  "Confidential Portion Deleted"
     4       1   Frame Cell Switching Module           Xylan      CSM-IW-4C-CSM-3  "Confidential Portion Deleted"
     5       1   Universal Cell Switching Module       Xylan        CSM-UW         "Confidential Portion Deleted"
     6       1   2 Port OC3 NNI Port                   Xylan      CSM-AB-155FM-2   "Confidential Portion Deleted"
     7       1   High Density Ethernet Module (12)     Xylan      ESM-100C-12W-2C  "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

                             Repeater Site Pricing

I. Microwave Backbone Equipment

                                                                                       Price        Total
Item #   QTY    Description                         MFG             Part#              Unit         Price
  1       2     6 GHz, 1+1, Space Div               Alcatel     MDR-43U6e-D       "Confidential Portion Deleted"
  2       8     24" Flex Waveguide                 Cablewave       400014         "Confidential Portion Deleted"
  3       2     6 GHz 8' Dish Main                 Cablewave       304253         "Confidential Portion Deleted"
  4       2     8' Conical Radome                  Cablewave     310772-001       "Confidential Portion Deleted"
  5       2     6 GHz 6' Dish Diversity            Cablewave       304252         "Confidential Portion Deleted"
  6       2     6' Conical Radome                  Cablewave     310771-001       "Confidential Portion Deleted"
  7       4     Adjustable Sway Bar                Cablewave       311211         "Confidential Portion Deleted"
  7      600    Main Elliptical WG                 Cablewave     810265-002       "Confidential Portion Deleted"
  8      540    Diversity Elliptical WG            Cablewave     810265-002       "Confidential Portion Deleted"
  9       8     Waveguide Connector                Cablewave     399269-101       "Confidential Portion Deleted"
 10       4     Hoisting Grip/GEP-65               Cablewave       910311         "Confidential Portion Deleted"
 11      12     Universal Grounding Kit            Cablewave     921182-003       "Confidential Portion Deleted"
 12      22     Waveguide Hanger Kit               Cablewave     920981-003       "Confidential Portion Deleted"
 13      44     Angle Member Kit                   Cablewave       915255         "Confidential Portion Deleted"
 14       4     4" Wall Roof Feed Thru             Cablewave       920831         "Confidential Portion Deleted"
 15       4     4" Cushion Entry Boot              Cablewave       915663         "Confidential Portion Deleted"
 16       4     WR-137 Press Window                Cablewave       400108         "Confidential Portion Deleted"
 17       2     Air Press Dist Kit, 4 Port         Cablewave       920204         "Confidential Portion Deleted"
 18       2     Threaded Rod Kit                   Cablewave       915666         "Confidential Portion Deleted"
 19       3     Hanger Hardware Kit                Cablewave         WBG          "Confidential Portion Deleted"
 20       2     Automatic Dehydrator               Cablewave       920635         "Confidential Portion Deleted"
 21       2     Power Supply Shelf                    PCP          PS-19H         "Confidential Portion Deleted"
 22       4     Switchmode Rectfier                   PCP          MOD4812P       "Confidential Portion Deleted"
 23       2     Mini Load Center                      PCP         MDM48-40-1      "Confidential Portion Deleted"
 24       2     19" Battery Tray                      PCP        0000910447AB     "Confidential Portion Deleted"
 25       2     Power Battery                         PCP          4-PRC1235      "Confidential Portion Deleted"
 26       2     PS Mounting Rail                      PCP                         "Confidential Portion Deleted"
 27       2     PS Mounted & Tested                   PCP                         "Confidential Portion Deleted"

II. Wireless DSL Six Sector Hub Equipment (Per City)

                                                                                        Price        Total
Item #   QTY    Description                            MFG           Part#              Unit         Price
1        12     WaveNet 25S8 IP Central Router       Wireless      TA109200         "Confidential Portion Deleted"
2        12     Data Power Cables (100 Meter)        Wireless      AC100003
3        24     6' coax cable w/N-Type connectors    Wireless      AC100008
4        12     2.4/5.8 GHz Central 60 deg Panel    Radiowaves        TBD           "Confidential Portion Deleted"
5        12     Combined Lightning Arrestors         Wireless      AC100024         "Confidential Portion Deleted"
6        12     +/- 48 VDC Voltage Limiter           Wireless      AC100007             NC
7         2     N2X NII Distribution Hop w/Ant       Wireless         TBD           "Confidential Portion Deleted"
                                                                                    "Confidential Portion Deleted"


IV. Wireless DSL Remote Equipment (Per City)

                                                                                        Price        Total
Item #   QTY    Description                             MFG          Part#              Unit         Price
1        250    WaveNet 2458 IP Remote Router        Wireless      TA109205         "Confidential Portion Deleted"
2        250    Data Power Cables (25 Meter)         Wireless      AC100001         "Confidential Portion Deleted"
3        500    6' coax cable w/N-Type connectors    Wireless      AC100008         "Confidential Portion Deleted"
4        250    Ant, 2.4/5.8, 14/22 dbi 1' dish     Radiowaves     AC100020         "Confidential Portion Deleted"
5        250    115 VAC 60Hz Transformer             Wireless      AC100004         "Confidential Portion Deleted"
                                                                                    "Confidential Portion Deleted"

III. ATM Local Access Networking Equipment

                                                                                       Price        Total
Item #   QTY    Description                             MFG           Part#            Unit         Price
1         1     Omni 5WX Chasis                        Xylan      Omni-5WX-48V      "Confidential Portion Deleted"
2         1     Management Processor Module            Xylan      MPM-1GW-32MB      "Confidential Portion Deleted"
3         1     -48 VDC Redundant Power Supply         Xylan     OMNI-PS5-DC250P    "Confidential Portion Deleted"
4         1     Frame Cell Switching Module            Xylan    FCSM-IW-4C-CSM-3.4  "Confidential Portion Deleted"
5         1     Universal Cell Switching Module        Xylan         CSM-UW         "Confidential Portion Deleted"
6         1     2 Port OC3 NNI Port                    Xylan     CSM-AB-155FM-2     "Confidential Portion Deleted"
7         1     High Density Ethernet Module (12)      Xylan    ESM-100C-12W-2C      "Confidential Portion Deleted"
                                                                                     "Confidential Portion Deleted"

                                END POINT PRICING


I. Microwave Backbone Equipment

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1       1   6 GHz, 1+1 Space Div                 Alcatel     MDR-43U6s-D       "Confidential Portion Deleted"
     2       4   24" Flex Waveguide                  Cablewave      400014          "Confidential Portion Deleted"
     3       1   6 GHz 8' Dish Main                  Cablewave      304253          "Confidential Portion Deleted"
     4       1   8' Conical Radome                   Cablewave    310772-001        "Confidential Portion Deleted"
     5       1   6 GHz 6' Dish Diversity             Cablewave      304252          "Confidential Portion Deleted"
     6       1   6' Conical Radome                   Cablewave    310771-001        "Confidential Portion Deleted"
     7       2   Adjustable Sway Bar                 Cablewave      311211          "Confidential Portion Deleted"
     7     300   Main Elliptical WG                  Cablewave    610265-002        "Confidential Portion Deleted"
     8     275   Diversity Elliptical WG             Cablewave    810265-002        "Confidential Portion Deleted"
     9       4   Waveguide Connector                 Cablewave    399269-101        "Confidential Portion Deleted"
    10       2   Hoisting Grip/GEP-65                Cablewave      910311          "Confidential Portion Deleted"
    11       6   Universal Grounding Kit             Cablewave    921182-003        "Confidential Portion Deleted"
    12      11   Waveguide Hanger Kit                Cablewave    920981-003        "Confidential Portion Deleted"
    13      22   Angle Member Kit                    Cablewave      915255          "Confidential Portion Deleted"
    14       2   4" Wall Roof Feed Thru              Cablewave      920831          "Confidential Portion Deleted"
    15       2   4" Cushion Entry Boot               Cablewave      915663          "Confidential Portion Deleted"
    16       2   WR-137 Press Window                 Cablewave      400108          "Confidential Portion Deleted"
    17       1   Air Press Dist Kit, 4 Port          Cablewave      920204          "Confidential Portion Deleted"
    18       1   Threaded Rod Kit                    Cablewave      915666          "Confidential Portion Deleted"
    19       3   Hanger Hardware Kit                 Cablewave        WBG           "Confidential Portion Deleted"
    20       1   Automatic Dehydrator                Cablewave      920635          "Confidential Portion Deleted"
    21       1   Power Supply Shelf                     PCP         PS-19H          "Confidential Portion Deleted"
    22       2   Switchmode Rectfier                    PCP        MOD4812P         "Confidential Portion Deleted"
    23       1   Mini Load Center                       PCP       MDM48-40-1        "Confidential Portion Deleted"
    24       1   19" Battery Tray                       PCP       0000910447AB      "Confidential Portion Deleted"
    25       1   Power Battery                          PCP       4-PRC1235         "Confidential Portion Deleted"
    26       1   PS Mounting Rail                       PCP                         "Confidential Portion Deleted"
    27       1   PS Mounted & Tested                    PCP                         "Confidential Portion Deleted"
                                                                                    "Confidential Portion Deleted"

II. Wireless DSL Six Sector Hub Equipment (Per City)

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1      12   WaveNet 2458 IP Central Router       Wireless    TA109200         "Confidential Portion Deleted"
     2      12   Data Power Cables (100 Meter)        Wireless    AC100003
     3      24   6' coax cable w/N-Type connectors    Wireless    AC100008
     4      12   2.4/5.8 GHz Central 60 deg Panel    Radiowaves     TBD            "Confidential Portion Deleted"
     5      12   Combined Lightning Arrestors         Wireless    AC100024         "Confidential Portion Deleted"
     6      12   +/- 48 VDC Voltage Limiter           Wireless    AC100007             NC
     7       2   N2X NII Distribution Hop w/Ant       Wireless      TBD            "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

III. Wireless DSL Remote Equipment (Per City)

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1     250   WaveNet 2458 IP Remote Router        Wireless    TA109205         "Confidential Portion Deleted"
     2     250   Data Power Cables (25 Meter)         Wireless    AC100001         "Confidential Portion Deleted"
     3     500   6' coax cable w/N-Type connectors    Wireless    AC100008         "Confidential Portion Deleted"
     4     250   Ant. 2.4/5.8, 14/22 dbi 1' dish     Radiowaves   AC100020         "Confidential Portion Deleted"
     5     250   115 VAC 60Hz Transformer             Wireless    AC100004         "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

IV. ATM Local Access Networking Equipment

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1       1   Omni 5WX Chasis                       Xylan    Omni-5WX-48V        "Confidential Portion Deleted"
     2       1   Management Processor Module           Xylan    MPM-1GW-32MB        "Confidential Portion Deleted"
     3       1   -48 VDC Redundant Power Supply        Xylan   OMNI-PS5-DC250P      "Confidential Portion Deleted"
     4       1   Frame Cell Switching Module           Xylan   FCSM-IW-4C-CSM-3.4   "Confidential Portion Deleted"
     5       1   Universal Cell Switching Module       Xylan       CSM-UW           "Confidential Portion Deleted"
     6       1   2 Port OC3 NNI Port                   Xylan    CSM-AB-155FM-2      "Confidential Portion Deleted"
     7       1   High Density Ethernet Module (12)     Xylan    ESM-100C-12W-2C     "Confidential Portion Deleted"
                                                                                    "Confidential Portion Deleted"

                 Quest Net Project Expectations and Assumptions




Backbone


1.       6 GHz frequencies can be obtained & coordinated.
2.       Tower locations and Antenna space can be acquired.
3. Radio Equipment can be co-located in existing equipment room at tower site.
4.       Line of sight can be obtained.
5.       99.999% Reliability can be engineered.
6.       Antenna citing can be granted.
7.       Tower location, suitability and installation only.
8.       NOC/Network Monitoring- Quest Net.


Central Hubs


1.       Tower locations and/or rooftops can be acquired.
2.       Antenna citing can be granted.
3. Equipment can be co-located at these sites without the need to erect/construct/purchase shelters or building.
4.       Back haul to backbone can be easily established.
5.       Central location, identity and installation only.
6.       NOC/Network monitoring.  Quest Net.


Remotes



1.       Quest Net installed and Monitored.

                                 Scope Of Work
                                 -------------
                       Quest Net Project Responsibilities
                       ----------------------------------


Backbone
-----------------------------------------------------------------------------------------------------------
                               Description                                     Quest               Wireless
-----------------------------------------------------------------------------------------------------------
                         Plan Backbone-Design Phase
-----------------------------------------------------------------------------------------------------------
     Obtain                   Frequencies                                                              X
-----------------------------------------------------------------------------------------------------------
                              Tower space                                       X
-----------------------------------------------------------------------------------------------------------
                                 Lease                                          X
-----------------------------------------------------------------------------------------------------------
                              Facilities                                        X
-----------------------------------------------------------------------------------------------------------
                           Link Engineering                                                            X
-----------------------------------------------------------------------------------------------------------
     Install & Test              Radios                                                                X
-----------------------------------------------------------------------------------------------------------
                                 Antennas                                                              X
-----------------------------------------------------------------------------------------------------------
                               Wave Guides                                                             X
-----------------------------------------------------------------------------------------------------------
                          Commissioning/Acceptance                              X                      X
-----------------------------------------------------------------------------------------------------------
Central Hubs
-----------------------------------------------------------------------------------------------------------
                         Plan Central Layouts/City
-----------------------------------------------------------------------------------------------------------
                                 Design System                                                         X
-----------------------------------------------------------------------------------------------------------
                       Identify Sites/Towers/Rooftops                                                  X
-----------------------------------------------------------------------------------------------------------
     Obtain                Path work/design/LOS                                                        X
-----------------------------------------------------------------------------------------------------------
                                 Tower space                                    X
-----------------------------------------------------------------------------------------------------------
                                   Lease                                        X
-----------------------------------------------------------------------------------------------------------
                                 Facilities                                     X
-----------------------------------------------------------------------------------------------------------
     Install & Test                Radios                                                              X
-----------------------------------------------------------------------------------------------------------
                                   Antennas                                                            X
-----------------------------------------------------------------------------------------------------------
                                 Load Routers                                                          X
-----------------------------------------------------------------------------------------------------------
                          Commissioning/Acceptance                              X                      X
-----------------------------------------------------------------------------------------------------------
Remotes
-----------------------------------------------------------------------------------------------------------
                       Plan Remote Layout per Central
-----------------------------------------------------------------------------------------------------------
                                Design System                                                          X
-----------------------------------------------------------------------------------------------------------
                       Identify Sites/Towers/Rooftops                           X
-----------------------------------------------------------------------------------------------------------
                             Antenna Siting/LOS                                 X
-----------------------------------------------------------------------------------------------------------
     Install & Test                Radios                                       X
-----------------------------------------------------------------------------------------------------------
                                   Antennas                                     X
-----------------------------------------------------------------------------------------------------------
                                 Load Routes                                    X
-----------------------------------------------------------------------------------------------------------
                          Commissioning/Acceptance                              X
-----------------------------------------------------------------------------------------------------------


Training

------------------------------------------------------------------------------------
                        Wavenet IP Design Training                                 X
------------------------------------------------------------------------------------
               Wavenet IP Remote Installation training                             X
------------------------------------------------------------------------------------
                         Trouble Shooting Training                                 X
------------------------------------------------------------------------------------
                         6 GHz NMS/SNMP Training                                   X
------------------------------------------------------------------------------------


     * Events, Shipments and Milestones begin:
     ARO:
          Submission of Acceptable Purchase Order
          Acceptable Financial Terms
          Agreed to Scope of work.

   Financial Milestones          Jun-99   Jul-99  Aug-99  Sep-99  Oct-99  Nov-99  Dec-99  Jan-00  Feb-00  Mar-00  Apr-00  May-00

Proposed Schedule
-----------------
Planning & Design      Month
-----------------      -----
Site Survey              1         40K
Path Engineering         1
Frequency Search         1
FCC Lic./Application     1
Facilities/Lease         1
Backbone 6 GHz OC3/ATM
----------------------
Production               3                         750K
Shipment                 3
Installation/Test        4
Commisioning             4
Central Hubs & N2 Spurs
-----------------------
Production
Miami                    1         40K
FT. Lauderdale           4                                  200K
Boca Raton               4
West Palm                4
Shipment
Installation/Test        3
Commission               3

Remotes
-------
Miami                    1 to 12   45K     150K             0     0                                                             0
Production
Shipment
Installtion/Test
Commision

Ft Lauderdale            3 to 12                                    54K     54K      54K     54K     54K   54K     54K    54K
Production
Shipment
Installtion/Test
Commision
Boca Raton               3 to 12                                    54K     54K      54K     54K     54K   54K     54K    54K
Production
Shipment
Installtion/Test
Commision
West Palm                3 to 12
Production                                                          54K     54K      54K     54K     54K   54K     54K    54K
Shipment
Installtion/Test
Commision
Training
--------
IP System design Training
IP System Installation and Commissioning                                                                                        0
Trouble shooting
6 GHz NMS/Training
Total               "Confidential Portion Deleted"


                                 PURCHASE ORDER



Description:
The project includes a backbone of 6 GHz radios, which will provide OC3 Backbone from Miami to West Palm Beach, with high speed Service from Homestead to Jupiter, Florida. All transmission products used in the backbone will be FCC approved and licensed under the 6 GHz frequencies. The OC3 will be designed to be upgradeable to multiple OC3's to accommodate future expansion. Each platform will also consist of an ATM switch to connect to the Ethernet WaveNet IP centrals and to N2 links in order to supply extra sites for additional distribution.

Each target city will consist of a 4 sector WaveNet IP Central build (upgradeable to 12 sectors per city). N2 radios will be used to connect the backbone site to other central sites, each supporting a four-central cluster. The WaveNet IP is a point to multipoint access router, which will be used as the final wireless mile solution to access customers and bring them on the network. Initially, each city will be able to accommodate approximately 250 customers, High-speed sub T1 service, as well as the option to add point to point N2 links for dedicated high capacity connectivity.

Preliminary Scope of Work
Attachment A describes the preliminary scope of work that outlines the responsibilities of both parties. A final scope of work will be provided at the conclusion of the site survey.

Schedules
Attachment A also includes both project and financial milestones. In summary, the scope of this project, which governs this purchase order, is one year. The total costs are "Confidential Portion Deleted" to be payable under the schedule outlined in Attachment A and summarized below. Included in the equipment covered in Attachment A are 1000 WaveNet IP 2458 remotes which will be purchased in accordance with the agreed rollout plan below:

Month 1             "Confidential Portion Deleted" (includes 30 remotes)
Month 2             "Confidential Portion Deleted" (includes 100 remotes)
Month 3             "Confidential Portion Deleted"
Month 4             "Confidential Portion Deleted"
Months 5 - 12       "Confidential Portion Deleted" (for remaining 870 remotes)



Terms for the project are as follows: 1) all services are due upon completion of services. 2) All Wireless Inc. equipment will carry net 30. 3) All 3rd party equipment will be determined. Quest Net will use its best efforts to obtain equipment leasing.

Contingencies

This purchase order will be contingent upon the following:
1. The Execution of a detailed contract, within seven working days, which incorporates this purchase order and exhibits in their entirety hereto.
2. The bandwidth to be verified by an independent party to match published specifications provided by the manufacturer for the WaveNet IP 2458. This applies to the central routers. Central bandwidth is scaleable and is dependent upon system design. Wireless Inc. for this purpose will submit a test plan.
3. All products to meet published performance specifications such as range, signal strength, performance under weather conditions, etc.
4. Wireless Inc. will provide, for a period of five years, software upgrades at no cost for the WaveNet IP 2458. Hardware upgrades will be provided at most favorable customer pricing at that time.
5. In the event that Wireless Inc. "manufacture discontinues" WaveNet 2458 or no longer provides customer service, or product support such as in an acquisition, Quest Net will be granted licenses to continue support and deployment. In this event, the cost of transferring licenses and supporting documentation will be borne by Quest Net Corp.
6. Wireless Inc. extends to Quest Net Corp. the right of first refusal for the purchase of the following StarPort city Networks: Las Vegas, (installed and ready for service) Seattle, San Jose, Sacramento, and Colorado Springs (projected and in engineering phase), for a period of 30 Days. Wireless to present, within three days, a proposal for the Las Vegas network, providing detail information of coverage, equipment, location and pricing. Quest Net to respond within five Business days upon receipt of this information.




PURCHASE ORDER #:
DATE: 05-4-99


/s/ illegible                              /s/ illegible
--------------------------------           ---------------------------
Quest Wireless Inc.                        Wireless Inc.
A wholly owned subsidiary of               President/Chief Executive
Quest Net Corp.

                                 ATTACHMENT #1

June 2nd, 1999

Mr. Camilo Pereira
Chairman & Chief Executive Officer
Quest Net Corp
2999 N.E. 191st Street, Penthouse 8
Aventura, FL  33180

Dear Mr. Pereira,

Wireless, Inc. would like to thank Quest Net for the opportunity to partner with the company in an exciting network expansion project in Florida.

The enclosed planning documents cover systems design, network elements, project implementaton, and pre/post project activities in Florida.

Wireless, Inc. has substantial experience in network build-outs across the global market. This experience, together with the value Wireless offers in its distribution products, form the integral elements of the proposed partnership with Quest Net.

If you have any questions, please do not hesitate to contact either Shahin Sadri at our New York office (716 889-7950), or Len Gee at our Chicago office (847 842-8885). Both Shahin and Len are fully focussed on your project and are ready to assist with any clarification you may require.

Thank you once again for this opportunity. I look forward to meeting with you early in June and to a mutually rewarding relationship.

Very truly yours,




/s/ William E. Gibson
---------------------
William E. Gibson
Chief Executive Officer & President
Wireless, Inc.




                                      cover

                                 ATTACHMENT #2



WIRELESS, INC.(LOGO)



                           QUEST NET AND WIRELESS INC.
                                EXECUTIVE SUMMARY


Our Proposal recognizes the need for a cost effective, total system solution which provides leading-edge products, timely delivery and installation, high reliability and performance.

Our document includes a backbone of the 6 GHz OC3 radios, protected 1X1. These radios will provide an OC 3 from South Miami to West Palm Beach. We have set engineering criteria of 99.999% reliability. All transmission products used in the backbone are FCC approved and can be licensed under 6 GHz frequencies. Our OC3 design is upgrade able to multiple OC 3's, giving Quest Net a path to the future, expandable to cover all of Florida.

We have also used an ATM switch platform at each city to connect to the Ethernet Wavenet IP centrals and to N2 links to supply extra sites for additional Distribution.

Each target city has optioned a 4 sector Wavenet IP Central build, (upgrade able to 12 sectors per city). N2 Radios shall be used to connect the backbone site to other central sites, each supporting a four central cluster. The Wavenet IP is a point to multipoint Access router, which is used as the final wireless mile solution to access your customers and bring them on to the network. Initially each city shall be able to offer approximately 250 customers, High-Speed sub T1 service, as well as the option to add point to point N2 links for dedicated high capacity connectivity.

These Four elements, wireless OC3 the backbone, ATM switches, N2 links and the Wavenet IP point multipoint wireless final mile solution provides Quest Net the basis of a build out for the South Miami to West Palm Beach system.

Wireless Inc. proposes to engineer, furnish, and install the system in the target cities that Quest Net has desired, in an expedient fashion partnering in Quest Net's pursuit of success.

Wireless Inc. is pleased to be a part of this effort and is committed to its success. Our submission of the basic design is contained within. We plan to meet with you on Friday June 4th to finalize our agreement and begin the process.

In summary Wireless Inc is offering the most technologically advanced products proven global experience and commitment for success to Quest Net. I look forward to our June 4th meeting.

Sincerely,

Shahin Sadri.

                                 QUESTNET SITES



I. 6 GHz OC3 Backbone Radio Sites

                                                                                                          Backbone
                                                        Centerlines   Tower                                Site              ATM
#  Site Name             Latitude    Longitude   ASL   Main    Div     Ht      City               State    Type     WDSL    Switch


1   QuestNet             25 57.134    80 08.6                   -30             North Miami       FL       End     4 Sector   Yes
2   NW 23rd Ave          26 08.6      80 10.3     280           -30       265   Ft. Lauderdale    FL      B-to-B   4 Sector   Yes
3   501 E. Camino Real   26 20.4      80 04.69    305           -30       300   Boca Raton        FL      B-to-B   4 Sector   Yes
4   Trump Plaza          26 42.5      80 03.06    378           -30       368   West Palm Beach   FL       End     4 Sector   Yes


II. N2X & Additional WDSL POP Sites

                                                                                                          Backbone
                                                        Centerlines   Tower                                Site              ATM
#  Site Name             Latitude    Longitude   ASL   Main    Div     Ht      City               State    Type     WDSL    Switch

1   2nd Miami            TBD          TBD         TBD  TBD      NA        TBD   Miami             FL      NA       4 Sector   No
2   3rd Miami            TBD          TBD         TBD  TBD      NA        TBD   Miami             FL      NA       4 Sector   No
3   2nd Ft. Lauderdale   TBD          TBD         TBD  TBD      NA        TBD   Ft. Lauderdale    FL      NA       4 Sector   No
4   3rd Ft. Lauderdale   TBD          TBD         TBD  TBD      NA        TBD   Ft. Lauderdale    FL      NA       4 Sector   No
5   2nd Boca             TBD          TBD         TBD  TBD      NA        TBD   Boca Raton area   FL      NA       4 Sector   No
6   3rd Boca             TBD          TBD         TBD  TBD      NA        TBD   Boca Raton Area   FL      NA       4 Sector   No
7   2nd West Palm        TBD          TBD         TBD  TBD      NA        TBD   West Palm area    FL      NA       4 Sector   No
8   3rd West Palm        TBD          TBD         TBD  TBD      NA        TBD   West Palm area    FL      NA       4 Sector   No


                                  QUSTNET PATHS


I.  6 GHz OC3 Radios

                                                                       Frequency (MHz)
    #      From                To         Distance (M)    Product       Go     Return    Channel
    1  QuestNet          FT Lauderdale       13.33      MDR-43U6s-D    6 GHz    6 GHz    30 MHz
    2  FT Lauderdale     Boca Raton          14.82      MDR-43U6s-D    6 GHz    6 GHz    30 MHz
    3  Boca Raton        West Palm Beach     25.7       MDR-43U6s-D    6 GHz    6 GHz    30 MHz
                                             53.85


II. N2X Spur Routes

                                                                       Frequency (MHz)
    #      From                To         Distance (M)    Product       Go     Return    Channel
    1  QuestNet          2nd Miami Site       TBD          N2X          NII      NII      16 MHz
    2  QuestNet          3rd Miami Site       TBD          N2X          NII      NII      16 MHz
    3  Ft Lauderdale     2nd Ft. L Site       TBD          N2X          NII      NII      16 MHz
    4  Ft Lauderdale     3rd Ft. L Site       TBD          N2X          NII      NII      16 MHz
    5  Boca Raton        2nd Boca Site        TBD          N2X          NII      NII      16 MHz
    6  Boca Raton        3rd Boca Site        TBD          N2X          NII      NII      16 MHz
    7  West Palm Beach   2nd W Palm Site      TBD          N2X          NII      NII      16 MHz
    8  West Palm Beach   3rd W Palm Site      TBD          N2X          NII      NII      16 MHz

                                QUESTNET PRICES


Part I Equipment

                            6 GHz          WDSL*          WDSL*             ATM
                          Backbone          Hub          Remote           Network
   #   City               Equipment      Equipment      Equipment        Equipment
   1   Miami            "Confidential Portion Deleted"  "Confidential Portion Deleted"
   2   Ft. Lauderdale   "Confidential Portion Deleted"  "Confidential Portion Deleted"
   3   Boca raton       "Confidential Portion Deleted"  "Confidential Portion Deleted"
   4   West Palm        "Confidential Portion Deleted"  "Confidential Portion Deleted"
                        "Confidential Portion Deleted"  "Confidential Portion Deleted"


Part II Installation

                            6 GHz          WDSL            ATM
                          Backbone          Hub          Network
   #   City               Equipment      Equipment      Equipment
   1   Miami             "Confidential Portion Deleted"  "Confidential Portion Deleted"
   2   Ft. Lauderdale    "Confidential Portion Deleted"  "Confidential Portion Deleted"
   3   Boca raton        "Confidential Portion Deleted"  "Confidential Portion Deleted"
   4   West Palm         "Confidential Portion Deleted"  "Confidential Portion Deleted"
                         "Confidential Portion Deleted"  "Confidential Portion Deleted"
                                                                                      "Confidential Portion Deleted"

Part III Site Surveys, Frequency Coordination & FCC licensing                         "Confidential Portion Deleted"

Part IV System Engineering                                                            "Confidential Portion Deleted"

Part V TSM 2500 Backbone Network Management System                                    "Confidential Portion Deleted"

                                                                                      "Confidential Portion Deleted"

*(Prices Reflect a minimum commitment of 1000 Remotes)

I. Microwave Backbone Equipment

                                                                                           Price            Total
  Item #   QTY   Description                                  MFG         Part#             Unit            Price
     1       1   6 GHz, 1+1, MHSB                           Alcatel     MDR-43U6e-D      "Confidential Portion Deleted"
     2       4   24" Flex Waveguide                        Cablewave      400014         "Confidential Portion Deleted"
     3       1   6 GHz 8' Dish Main                        Cablewave      304253         "Confidential Portion Deleted"
     4       1   8' Conical Radome                         Cablewave    310772-001       "Confidential Portion Deleted"
     5       0   6 GHz 6' Dish Diversity                   Cablewave      304252         "Confidential Portion Deleted"
     6       0   6' Conical Radome                         Cablewave    310771-001       "Confidential Portion Deleted"
     7       1   Adjustable Sway Bar                       Cablewave      311211         "Confidential Portion Deleted"
     7     300   Main Elliptical WG                        Cablewave    810265-002       "Confidential Portion Deleted"
     8       0   Diversity Elliptical WG                   Cablewave    810265-002       "Confidential Portion Deleted"
     9       2   Waveguide Connector                       Cablewave    399269-101       "Confidential Portion Deleted"
    10       1   Hoisting Grip/GEP-65                      Cablewave      910311         "Confidential Portion Deleted"
    11       6   Universal Grounding Kit                   Cablewave    921182-003       "Confidential Portion Deleted"
    12      11   Waveguide Hanger Kit                      Cablewave    920981-003       "Confidential Portion Deleted"
    13      22   Angle Member Kit                          Cablewave      915255         "Confidential Portion Deleted"
    14       1   4" Wall Roof Feed Thru                    Cablewave      920831         "Confidential Portion Deleted"
    15       1   4" Cushion Entry Boot                     Cablewave      915663         "Confidential Portion Deleted"
    16       1   WR-137 Press Window                       Cablewave      400108         "Confidential Portion Deleted"
    17       1   Air Press Dist Kit, 4 Port                Cablewave      920204         "Confidential Portion Deleted"
    18       1   Threaded Rod Kit                          Cablewave      915666         "Confidential Portion Deleted"
    19       3   Hanger Hardware Kit                       Cablewave        WBG          "Confidential Portion Deleted"
    20       1   Automatic Dehydrator                      Cablewave      920635         "Confidential Portion Deleted"
    21       1   Power Supply Shelf                           PCP         PS-19H         "Confidential Portion Deleted"
    22       2   Switchmode Rectfier                          PCP        MOD4812P        "Confidential Portion Deleted"
    23       1   Mini Load Center                             PCP       MDM48-40-1       "Confidential Portion Deleted"
    24       1   19" Battery Tray                             PCP       0000910447AB     "Confidential Portion Deleted"
    25       1   Power Battery                                PCP       4-PRC1235        "Confidential Portion Deleted"
    26       1   PS Mounting Rail                             PCP                        "Confidential Portion Deleted"
    27       1   PS Mounted & Tested                          PCP                        "Confidential Portion Deleted"
    28       1   Tower Structure for 8' Dish & Install        TBD                        "Confidential Portion Deleted"
                                                                                         "Confidential Portion Deleted"


II. Wireless DSL Six Sector Hub Equipment (Per City)

                                                                                            Price           Total
  Item #   QTY   Description                                  MFG        Part#              Unit            Price
     1      12   WaveNet 2458 IP Central Router             Wireless    TA109200        "Confidential Portion Deleted"
     2      12   Data Power Cables (100 Meter)              Wireless    AC100003
     3      24   6' coax cable w/N-Type connectors          Wireless    AC100008
     4      12   2.4/5.8 GHz Central 60 deg Panel          Radiowaves     TBD           "Confidential Portion Deleted"
     5      12   Combined Lightning Arrestors               Wireless    AC100024        "Confidential Portion Deleted"
     6      12   +/- 48 VDC Voltage Limiter                 Wireless    AC100007             NC
     7       2   N2X NII Distribution Hop w/Ant             Wireless      TBD           "Confidential Portion Deleted"
                                                                                        "Confidential Portion Deleted"

III. Wireless DSL Remote Equipment (Per City)

                                                                                            Price          Total
  Item #   QTY   Description                                  MFG        Part#              Unit           Price
     1     250   WaveNet 2458 IP Remote Router              Wireless    TA109205         "Confidential Portion Deleted"
     2     250   Data Power Cables (25 Meter)               Wireless    AC100001         "Confidential Portion Deleted"
     3     500   6' coax cable w/N-Type connectors          Wireless    AC100008         "Confidential Portion Deleted"
     4     250   Ant, 2.4/5.8, 14/22 dbi 1' dish           Radiowaves   AC100020         "Confidential Portion Deleted"
     5     250   115 VAC 60Hz Transformer                   Wireless    AC100004         "Confidential Portion Deleted"
                                                                                         "Confidential Portion Deleted"

IV. ATM Local Access Networking Equipment

                                                                                           Price            Total
  Item #   QTY   Description                                  MFG        Part#              Unit            Price
     1       0   Omni 5WX Chasis                             Xylan    Omni-5WX-48V       "Confidential Portion Deleted"
     2       0   Management Processor Module                 Xylan    MPM-1GW-32MB       "Confidential Portion Deleted"
     3       0   -48 VDC Redundant Power Supply              Xylan   OMNI-PS5-DC250P     "Confidential Portion Deleted"
     4       0   Frame Cell Switching Module                 Xylan   FCSM-IW-4C-CSM-3.4  "Confidential Portion Deleted"
     5       0   Universal Cell Switching Module             Xylan       CSM-UW          "Confidential Portion Deleted"
     6       0   2 Port OC3 NNI Port                         Xylan    CSM-AB-155FM-2     "Confidential Portion Deleted"
     7       0   High Density Ethernet Module (12)           Xylan    ESM-100C-12W-2C    "Confidential Portion Deleted"
                                                                                         "Confidential Portion Deleted"

                            Back-to-Back Site Prices

I. Microwave Backbone Equipment

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1       2   6 GHz, 1+1 Space Div                 Alcatel     MDR-43U6e-D     "Confidential Portion Deleted"
     2       8   24" Flex Waveguide                  Cablewave      400014        "Confidential Portion Deleted"
     3       2   6 GHz 8' Dish Main                  Cablewave      304253        "Confidential Portion Deleted"
     4       2   8' Conical Radome                   Cablewave    310772-001      "Confidential Portion Deleted"
     5       1   6 GHz 6' Dish Diversity             Cablewave      304252        "Confidential Portion Deleted"
     6       1   6' Conical Radome                   Cablewave    310771-001      "Confidential Portion Deleted"
     7       3   Adjustable Sway Bar                 Cablewave      311211        "Confidential Portion Deleted"
     7     600   Main Elliptical WG                  Cablewave    810265-002      "Confidential Portion Deleted"
     8     540   Diversity Elliptical WG             Cablewave    810265-002      "Confidential Portion Deleted"
     9       8   Waveguide Connector                 Cablewave    399269-101      "Confidential Portion Deleted"
    10       4   Hoisting Grip/GEP-65                Cablewave      910311        "Confidential Portion Deleted"
    11      12   Universal Grounding Kit             Cablewave    921182-003      "Confidential Portion Deleted"
    12      22   Waveguide Hanger Kit                Cablewave    920981-003      "Confidential Portion Deleted"
    13      44   Angle Member Kit                    Cablewave      915255        "Confidential Portion Deleted"
    14       4   4" Wall Roof Feed Thru              Cablewave      920831        "Confidential Portion Deleted"
    15       4   4" Cushion Entry Boot               Cablewave      915663        "Confidential Portion Deleted"
    16       4   WR-137 Press Window                 Cablewave      400108        "Confidential Portion Deleted"
    17       2   Air Press Dist Kit, 4 Port          Cablewave      920204        "Confidential Portion Deleted"
    18       2   Threaded Rod Kit                    Cablewave      915666        "Confidential Portion Deleted"
    19       3   Hanger Hardware Kit                 Cablewave        WBG         "Confidential Portion Deleted"
    20       2   Automatic Dehydrator                Cablewave      920635        "Confidential Portion Deleted"
    21       2   Power Supply Shelf                     PCP         PS-19H        "Confidential Portion Deleted"
    22       4   Switchmode Rectfier                    PCP        MOD4812P       "Confidential Portion Deleted"
    23       2   Mini Load Center                       PCP       MDM48-40-1      "Confidential Portion Deleted"
    24       2   19" Battery Tray                       PCP       0000910447AB    "Confidential Portion Deleted"
    25       2   Power Battery                          PCP       4-PRC1235       "Confidential Portion Deleted"
    26       2   PS Mounting Rail                       PCP                       "Confidential Portion Deleted"
    27       2   PS Mounted & Tested                    PCP                       "Confidential Portion Deleted"
                                                                                  "Confidential Portion Deleted"

II. Wireless DSL Six Sector Hub Equipment (Per City)

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1      12   WaveNet 2458 IP Central Router       Wireless    TA109200         "Confidential Portion Deleted"
     2      12   Data Power Cables (100 Meter)        Wireless    AC100003
     3      24   6' coax cable w/N-Type connectors    Wireless    AC100008
     4      12   2.4/5.8 GHz Central 60 deg Panel    Radiowaves     TBD            "Confidential Portion Deleted"
     5      12   Combined Lightning Arrestors         Wireless    AC100024         "Confidential Portion Deleted"
     6      12   +/- 48 VDC Voltage Limiter           Wireless    AC100007             NC
     7       2   N2X NII Distribution Hop w/Ant       Wireless      TBD            "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

III. Wireless DSL Remote Equipment (Per City)

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1     250   WaveNet 2458 IP Remote Router        Wireless    TA109205         "Confidential Portion Deleted"
     2     250   Data Power Cables (25 Meter)         Wireless    AC100001         "Confidential Portion Deleted"
     3     500   6' coax cable w/N-Type connectors    Wireless    AC100008         "Confidential Portion Deleted"
     4     250   Ant. 2.4/5.8, 14/22 dbi 1' dish     Radiowaves   AC100020         "Confidential Portion Deleted"
     5     250   115 VAC 60Hz Transformer             Wireless    AC100004         "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

IV. ATM Local Access Networking Equipment

                                                                                     Price           Total
  Item #   QTY   Description                            MFG         Part#             Unit           Price
     1       1   Omni 5WX Chasis                       Xylan    Omni-5WX-48V       "Confidential Portion Deleted"
     2       1   Management Processor Module           Xylan    MPM-1GW-32MB       "Confidential Portion Deleted"
     3       1   -48 VDC Redundant Power Supply        Xylan   OMNI-PS5-DC250P     "Confidential Portion Deleted"
     4       1   Frame Cell Switching Module           Xylan   CSM-IW-4C-CSM-3,4   "Confidential Portion Deleted"
     5       1   Universal Cell Switching Module       Xylan       CSM-UW          "Confidential Portion Deleted"
     6       1   2 Port OC3 NNI Port                   Xylan    CSM-AB-155FM-2     "Confidential Portion Deleted"
     7       1   High Density Ethernet Module (12)     Xylan    ESM-100C-12W-2C    "Confidential Portion Deleted"
                                                                                   "Confidential Portion Deleted"

                             Repeater Site Pricing

I. Microwave Backbone Equipment

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price

   1       2        6 GHz, 1+1, Space Div                    Alcatel         MDR-43U6e-D       "Confidential Portion Deleted"
   2       8        24" Flex Waveguide                      Cablewave          400014          "Confidential Portion Deleted"
   3       2        6 GHz 8' Dish Main                      Cablewave          304253          "Confidential Portion Deleted"
   4       2        8' Conical Radome                       Cablewave        310772-001        "Confidential Portion Deleted"
   5       2        6 GHz 6' Dish Diversity                 Cablewave          304252          "Confidential Portion Deleted"
   6       2        6' Conical Radome                       Cablewave        310771-001        "Confidential Portion Deleted"
   7       4        Adjustable Sway Bar                     Cablewave          311211          "Confidential Portion Deleted"
   7      600       Main Elliptical WG                      Cablewave        810265-002        "Confidential Portion Deleted"
   8      540       Diversity Elliptical WG                 Cablewave        810265-002        "Confidential Portion Deleted"
   9       8        Waveguide Connector                     Cablewave        399269-101        "Confidential Portion Deleted"
  10       4        Hoisting Grip/GEP-65                    Cablewave          910311          "Confidential Portion Deleted"
  11      12        Universal Grounding Kit                 Cablewave        921182-003        "Confidential Portion Deleted"
  12      22        Waveguide Hanger Kit                    Cablewave        920981-003        "Confidential Portion Deleted"
  13      44        Angle Member Kit                        Cablewave          915255          "Confidential Portion Deleted"
  14       4        4" Wall Roof Feed Thru                  Cablewave          920831          "Confidential Portion Deleted"
  15       4        4" Cushion Entry Boot                   Cablewave          915663          "Confidential Portion Deleted"
  16       4        WR-137 Press Window                     Cablewave          400108          "Confidential Portion Deleted"
  17       2        Air Press Dist Kit, 4 Port              Cablewave          920204          "Confidential Portion Deleted"
  18       2        Threaded Rod Kit                        Cablewave          915666          "Confidential Portion Deleted"
  19       3        Hanger Hardware Kit                     Cablewave           WBG            "Confidential Portion Deleted"
  20       2        Automatic Dehydrator                    Cablewave          920635          "Confidential Portion Deleted"
  21       2        Power Supply Shelf                         PCP             PS-19H          "Confidential Portion Deleted"
  22       4        Switchmode Rectfier                        PCP            MOD4812P         "Confidential Portion Deleted"
  23       2        Mini Load Center                           PCP           MDM48-40-1        "Confidential Portion Deleted"
  24       2        19" Battery Tray                           PCP          0000910447AB       "Confidential Portion Deleted"
  25       2        Power Battery                              PCP            4-PRC1235        "Confidential Portion Deleted"
  26       2        PS Mounting Rail                           PCP                             "Confidential Portion Deleted"
  27       2        PS Mounted & Tested                        PCP                             "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"

II. Wirelese DSL Six Sector Hub Equipment (Per City)

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price
   1      12        WaveNet 2458 IP Central Router          Wireless          TA109200        "Confidential Portion Deleted"
   2      12        Data Power Cables (100 Meter)           Wireless          AC100003
   3      24        6' coax cable w/N-Type connectors       Wireless          AC100008
   4      12        2.4/5.8 GHz Central 60 deg Panel       Radiowaves           TBD           "Confidential Portion Deleted"
   5      12        Combined Lightning Arrestors            Wireless          AC100024        "Confidential Portion Deleted"
   6      12        +/-48 VDC Voltage Limiter               Wireless          AC100007             NC
   7       2        N2X NII Distribution Hop w/Ant          Wireless            TBD           "Confidential Portion Deleted"
                                                                                              "Confidential Portion Deleted"

IV. Wireless DSL Remote Equipment (Per City)

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price

   1     250        WaveNet 2458 IP Remote Router           Wireless         TA109205         "Confidential Portion Deleted"
   2     250        Data Power Cables (25 Meter)            Wireless         AC100001         "Confidential Portion Deleted"
   3     500        6' coax cable w/N-Type connectors       Wireless         AC100008         "Confidential Portion Deleted"
   4     250        Ant, 2.4/5.8, 14/22 dbi 1' dish        Radiowaves        AC100020         "Confidential Portion Deleted"
   5     250        115 VAC 60Hz Transformer                Wireless         AC100004         "Confidential Portion Deleted"
                                                                                              "Confidential Portion Deleted"

III. ATM Local Access Networking Equipment

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price
   1       1        Omni 5WX Chasis                         Xylan           Omni-5WX-48V      "Confidential Portion Deleted"
   2       1        Management Processor Module             Xylan           MPM-1GW-32MB      "Confidential Portion Deleted"
   3       1        -48 VDC Redundant Power Supply          Xylan           OMNI-PS5-DC250P   "Confidential Portion Deleted"
   4       1        Frame Cell Switching Module             Xylan         FCSM-IW-4C-CSM-3.4  "Confidential Portion Deleted"
   5       1        Universal Cell Switching Module         Xylan              CSM-UW         "Confidential Portion Deleted"
   6       1        2 Port OC3 NNI Port                     Xylan           CSM-AB-155FM-2    "Confidential Portion Deleted"
   7       1        High Density Ethernet Module (12)       Xylan          ESM-100C-12W-2C    "Confidential Portion Deleted"
                                                                                              "Confidential Portion Deleted"

                               END POINT PRICING

I. Microwave Backbone Equipment


                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price

   1       1        6 GHz, 1+1, Space Div                    Alcatel         MDR-43U6e-D       "Confidential Portion Deleted"
   2       4        24" Flex Waveguide                      Cablewave          400014          "Confidential Portion Deleted"
   3       1        6 GHz 8' Dish Main                      Cablewave          304253          "Confidential Portion Deleted"
   4       1        8' Conical Radome                       Cablewave        310772-001        "Confidential Portion Deleted"
   5       1        6 GHz 6' Dish Diversity                 Cablewave          304252          "Confidential Portion Deleted"
   6       1        6' Conical Radome                       Cablewave        310771-001        "Confidential Portion Deleted"
   7       2        Adjustable Sway Bar                     Cablewave          311211          "Confidential Portion Deleted"
   7      300       Main Elliptical WG                      Cablewave        810265-002        "Confidential Portion Deleted"
   8      275       Diversity Elliptical WG                 Cablewave        810265-002        "Confidential Portion Deleted"
   9       4        Waveguide Connector                     Cablewave        399269-101        "Confidential Portion Deleted"
  10       2        Hoisting Grip/GEP-65                    Cablewave          910311          "Confidential Portion Deleted"
  11       6        Universal Grounding Kit                 Cablewave        921182-003        "Confidential Portion Deleted"
  12       11       Waveguide Hanger Kit                    Cablewave        920981-003        "Confidential Portion Deleted"
  13       22       Angle Member Kit                        Cablewave          915255          "Confidential Portion Deleted"
  14       2        4" Wall Roof Feed Thru                  Cablewave          920831          "Confidential Portion Deleted"
  15       2        4" Cushion Entry Boot                   Cablewave          915663          "Confidential Portion Deleted"
  16       2        WR-137 Press Window                     Cablewave          400108          "Confidential Portion Deleted"
  17       1        Air Press Dist Kit, 4 Port              Cablewave          920204          "Confidential Portion Deleted"
  18       1        Threaded Rod Kit                        Cablewave          915666          "Confidential Portion Deleted"
  19       3        Hanger Hardware Kit                     Cablewave           WBG            "Confidential Portion Deleted"
  20       1        Automatic Dehydrator                    Cablewave          920635          "Confidential Portion Deleted"
  21       1        Power Supply Shelf                         PCP             PS-19H          "Confidential Portion Deleted"
  22       2        Switchmode Rectfier                        PCP            MOD4812P         "Confidential Portion Deleted"
  23       1        Mini Load Center                           PCP           MDM48-40-1        "Confidential Portion Deleted"
  24       1        19" Battery Tray                           PCP          0000910447AB       "Confidential Portion Deleted"
  25       1        Power Battery                              PCP            4-PRC1235        "Confidential Portion Deleted"
  26       1        PS Mounting Rail                           PCP                             "Confidential Portion Deleted"
  27       1        PS Mounted & Tested                        PCP                             "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"

II. Wirelese DSL Six Sector Hub Equipment (Per City)

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price
   1      12        WaveNet 2458 IP Central Router          Wireless          TA109200         "Confidential Portion Deleted"
   2      12        Data Power Cables (100 Meter)           Wireless          AC100003
   3      24        6' coax cable W/N-Type connectors       Wireless          AC100008
   4      12        2.4/5.8 GHz Central 60 deg Panel       Radiowaves           TBD            "Confidential Portion Deleted"
   5      12        Combined Lightning Arrestors            Wireless          AC100024         "Confidential Portion Deleted"
   6      12        +/-48 VDC Voltage Limiter               Wireless          AC100007             NC
   7       2        N2X NII Distribution Hop w/Ant          Wireless            TBD            "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"

III. Wireless DSL Remote Equipment (Per City)

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price

   1     250        WaveNet 2458 IP Remote Router           Wireless         TA109205          "Confidential Portion Deleted"
   2     250        Data Power Cables (25 Meter)            Wireless         AC100001          "Confidential Portion Deleted"
   3     500        6' coax cable w/N-Type connectors       Wireless         AC100008          "Confidential Portion Deleted"
   4     250        Ant, 2.4/5.8, 14/22 dbi 1' dish        Radiowaves        AC100020          "Confidential Portion Deleted"
   5     250        115 VAC 60Hz Transformer                Wireless         AC100004          "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"


IV. ATM Local Access Networking Equipment

                                                                                                 Price            Total
Item #    QTY       Description                               MFG              Part#              Unit            Price
   1       1        Omni 5WX Chasis                         Xylan           Omni-5WX-48V       "Confidential Portion Deleted"
   2       1        Management Processor Module             Xylan           MPM-1GW-32MB       "Confidential Portion Deleted"
   3       1        -48 VDC Redundant Power Supply          Xylan           OMNI-PS5-DC250P    "Confidential Portion Deleted"
   4       1        Frame Cell Switching Module             Xylan         FCSM-IW-4C-CSM-3.4   "Confidential Portion Deleted"
   5       1        Universal Cell Switching Module         Xylan              CSM-UW          "Confidential Portion Deleted"
   6       1        2 Port OC3 NNI Port                     Xylan           CSM-AB-155FM-2     "Confidential Portion Deleted"
   7       1        High Density Ethernet Module (12)       Xylan          ESM-100C-12W-2C     "Confidential Portion Deleted"
                                                                                               "Confidential Portion Deleted"

                                 ATTACHMENT #3




                 Quest Net Project Expectations and Assumptions




Backbone
1.       6 GHz frequencies can be obtained & coordinated.
2.       Tower locations and Antenna space can be acquired.
3. Radio Equipment can be co-located in existing equipment room at tower site.
4.       Line of sight can be obtained.
5.       99.999% Reliability can be engineered.
6.       Antenna citing can be granted.
7.       Tower location, suitability and installation only.
8.       NOC/Network Monitoring- Quest Net.


Central Hubs


1.       Tower locations and/or rooftops can be acquired.
2.       Antenna citing can be granted.
3. Equipment can be co-located at these sites without the need to erect/construct/purchase shelters or building.
4.       Back haul to backbone can be easily established.
5.       Central location, identity and installation only.
6.       NOC/Network monitoring.  Quest Net.


Remotes



1.       Quest Net installed and Monitored.

                                 Attachment #4

                                 Scope Of Work
                                 -------------
                       Quest Net Project Responsibilities
                       ----------------------------------


Backbone
-----------------------------------------------------------------------------------------------------------
                               Description                                     Quest               Wireless
-----------------------------------------------------------------------------------------------------------
                         Plan Backbone-Design Phase
-----------------------------------------------------------------------------------------------------------
     Obtain                   Frequencies                                                              X
-----------------------------------------------------------------------------------------------------------
                              Tower space                                       X
-----------------------------------------------------------------------------------------------------------
                                 Lease                                          X
-----------------------------------------------------------------------------------------------------------
                              Facilities                                        X
-----------------------------------------------------------------------------------------------------------
                           Link Engineering                                                            X
-----------------------------------------------------------------------------------------------------------
     Install & Test              Radios                                                                X
-----------------------------------------------------------------------------------------------------------
                                 Antennas                                                              X
-----------------------------------------------------------------------------------------------------------
                               Wave Guides                                                             X
-----------------------------------------------------------------------------------------------------------
                          Commissioning/Acceptance                              X                      X
-----------------------------------------------------------------------------------------------------------
Central Hubs
-----------------------------------------------------------------------------------------------------------
                         Plan Central Layouts/City
-----------------------------------------------------------------------------------------------------------
                                 Design System                                                         X
-----------------------------------------------------------------------------------------------------------
                       Identify Sites/Towers/Rooftops                                                  X
-----------------------------------------------------------------------------------------------------------
     Obtain                Path work/design/LOS                                                        X
-----------------------------------------------------------------------------------------------------------
                                 Tower space                                    X
-----------------------------------------------------------------------------------------------------------
                                   Lease                                        X
-----------------------------------------------------------------------------------------------------------
                                 Facilities                                     X
-----------------------------------------------------------------------------------------------------------
     Install & Test                Radios                                                              X
-----------------------------------------------------------------------------------------------------------
                                   Antennas                                                            X
-----------------------------------------------------------------------------------------------------------
                                 Load Routers                                                          X
-----------------------------------------------------------------------------------------------------------
                          Commissioning/Acceptance                              X                      X
-----------------------------------------------------------------------------------------------------------
Remotes
-----------------------------------------------------------------------------------------------------------
                       Plan Remote Layout per Central
-----------------------------------------------------------------------------------------------------------
                                Design System                                                          X
-----------------------------------------------------------------------------------------------------------
                       Identify Sites/Towers/Rooftops                           X
-----------------------------------------------------------------------------------------------------------
                             Antenna Siting/LOS                                 X
-----------------------------------------------------------------------------------------------------------
     Install & Test                Radios                                       X
-----------------------------------------------------------------------------------------------------------
                                   Antennas                                     X
-----------------------------------------------------------------------------------------------------------
                                 Load Routes                                    X
-----------------------------------------------------------------------------------------------------------
                          Commissioning/Acceptance                              X
-----------------------------------------------------------------------------------------------------------


Training

------------------------------------------------------------------------------------
                        Wavenet IP Design Training                                 X
------------------------------------------------------------------------------------
               Wavenet IP Remote Installation training                             X
------------------------------------------------------------------------------------
                         Trouble Shooting Training                                 X
------------------------------------------------------------------------------------
                         6 GHz NMS/SNMP Training                                   X
------------------------------------------------------------------------------------


     * Events, Shipments and Milestones begin:
     ARO:
          Submission of Acceptable Purchase Order
          Acceptable Financial Terms
          Agreed to Scope of work.

ATTACHMENT #5

Financial Milestones             Jun-99   Jul-99  Aug-99  Sep-99  Oct-99  Nov-99  Dec-99  Jan-00  Feb-00  Mar-00  Apr-00  May-00

Proposed Schedule
-----------------
Planning & Design      Month
-----------------
Site Survey              1         40K
Path Engineering         1
Frequency Search         1
FCC Lic./Application     1
Facilities/Lease         1
Backbone 6 GHz OC3/ATM
----------------------
Production               3                        750K
Shipment                 3
Installation/Test        4
Commisioning             4
Central Hubs & N2 Spurs
-----------------------
Production
Miami                    1         40K
FT. Lauderdale           4                                200K
Boca Raton               4
West Palm                4
Shipment
Installation/Test        3
Commission               3

Remotes
-------
Miami                    1 to 12   45K     150K           0       0                                                            0
Production
Shipment
Installtion/Test
Commision

Ft Lauderdale            3 to 12                                      54K     54K     54K     54K     54K    54K    54K   54K
Production
Shipment
Installtion/Test
Commision
Boca Raton               3 to 12                                      54K     54K     54K     54K     54K    54K    54K   54K
Production
Shipment
Installtion/Test
Commision
West Palm                3 to 12
Production                                                            54K     54K     54K     54K     54K    54K    54K   54K
Shipment
Installtion/Test
Commision
Training
--------
IP System design Training
IP System Installation and Commissioning                                                                                       0
Trouble shooting
6 GHz NMS/Training
Total                "Confidential Portion Deleted"
